SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 25, 2003

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30176	73-1567067

(Commission File Number)	(I.R.S. Employer Identification No.)

20 North Broadway Oklahoma City, Oklahoma	73102-8260

(Address of Principal Executive Offices)	(Zip Code)

(405) 235-3611
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EX-23.1 Consent of KPMG LLP
EX-99.1 Press Release

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 25, 2003, Devon NewCo Corporation merged with and into Ocean Energy, Inc. (“Ocean”), and the surviving corporation of the merger is a subsidiary of the Registrant. The terms of the merger are described in the proxy statement and prospectus of the Registrant dated March 20, 2003, as supplemented on April 2, 2003 and April 14, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Ocean as of December 31, 2002 and 2001 and for the years ended December 31, 2002, 2001 and 2000 (incorporated by reference to Ocean’s Annual Report on Form 10-K for the year ended December 31, 2002, as amended, File No. 1-8094)

(b)  Pro Forma Financial Statements.

Unaudited Devon Energy Corporation (“Devon”) Pro Forma Combined Financial Statements (incorporated by reference to pages F-1 through F-15 of the Registration Statement on Form S-4 of Devon, File No. 333-103679, as amended)

(c)  Exhibits.

2.1 Agreement and Plan of Merger, by and among, Devon Energy Corporation,Devon NewCo Corporation and Ocean Energy, Inc., dated as of February 23, 2003, and incorporated herein by reference to Form 8-K, Exhibit 99.2 filed on February 24, 2003 and to Form 8-K, Exhibit 99.1, filed on April 2, 2003.

23.1 Consent of KPMG LLP

99.1 Press Release, dated April 25, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

Dated:	April 25, 2003	By:	/s/ Danny J. Heatly

Name: Danny J. Heatly Title: Vice President

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, by and among, Devon Energy Corporation,Devon NewCo Corporation and Ocean Energy, Inc., dated as of February 23, 2003, and incorporated herein by reference to Form 8-K, Exhibit 99.2 filed on February 24, 2003 and to Form 8-K, Exhibit 99.1, filed on April 2, 2003.

23.1	Consent of KPMG LLP

99.1	Press Release, dated April 25, 2003